                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT
                             AND CONSENT AND WAIVER

          This SEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER (this "Amendment") is entered into as of February 19, 2002 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent"); the Parent and the Domestic Subsidiaries of the Borrower, as Guarantors; the Lenders party to the "Credit Agreement" (referred to and defined below) and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                    RECITALS
                                    --------

          WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent, entered into that certain Credit Agreement, dated as of December 23, 1998 (as amended and modified by that certain First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999 among the Borrower, the Parent, the Domestic Subsidiaries of the Borrower, the Lenders and Bank of America, N.A., as the administrative agent, that certain Second Amendment to Credit Agreement dated as of March 9, 2000 among such parties, that certain Third Amendment to Credit Agreement dated as of June 22, 2000 among such parties, that certain Fourth Amendment to Credit Agreement dated as of September 28, 2000, that certain Fifth Amendment to Credit Agreement and Wavier dated as of November 29, 2000 among such parties, and that certain Sixth Amendment to Credit Agreement dated as of March 23, 2001 among such parties, and as may be further amended or modified from time to time, the "Credit Agreement");

          WHEREAS, the Borrower has failed to make the scheduled principal payments due and payable on July 15, 2001, October 15, 2001 and January 11, 2002 pursuant to Section 2.1(f) of the Credit Agreement (the "Payment Defaults");

          WHEREAS, the Borrower has failed to comply with its Minimum Cumulative EBITDA covenant set forth in Section 7.2(a) of the Credit Agreement with respect to the months of May through December of 2001 (collectively the "Covenant Violations");

          WHEREAS, the Borrower has failed to comply with its representations and warranties pursuant to Section 6.2 (No Material Change), Section 6.3
                           -----------                       -----------
(Organization and Good Standing), Section 6.8 (No Default) and Section 6.20
                                  -----------                  ------------
(Solvency) of the Credit Agreement (collectively the "Representations and Warranties Defaults");

          WHEREAS, the Borrower has requested that the Lenders consent to the transactions contemplated by and the execution of (i) Agreement and Plan of Reorganization and Merger dated February 19, 2002 by and among the Parent, the Borrower, DF Merger Corp., PT Merger

Corp., and PhoneTel Technologies, Inc.("PhoneTel") (the "Merger Agreement"),
(ii) Exchange Agreement dated as of February 19, 2002 among the Parent, the Borrower, DF Merger Corp., PhoneTel, Cherokee Communications, Inc. ("Cherokee"), and the persons identified therein as the Davel Lenders and the PhoneTel Lenders, respectively (the "Exchange Agreement"), (iii) Credit Agreement dated as of February 19, 2002 among the Borrower, PhoneTel and Cherokee, as borrowers, the Parent and the domestic subsidiaries of the Borrower and the Parent as guarantors and the Lenders named therein (the "Bridge Credit Agreement" and along with the Loan Documents (as defined in the Bridge Credit Agreement) the "Bridge Financing Documents"), and (iv) the post-merger financing commitment letter dated as February 19, 2002 by Foothill Capital Corporation and Cerberus Capital Partners, L.P. (the "Commitment Letter"), in each case in substantially the form attached hereto as Exhibits I through IV, as applicable.
                            ----------         --

          WHEREAS, the Borrower has requested that the Lenders agree to (i) an extension of the July 15, 2001, October 15, 2001 and January 11, 2002 principal payments to August 31, 2002, (ii) waive the Payment Defaults, Covenant Violations and the Representations and Warranties Defaults which have occurred prior to the date hereof, (iii) amend the mandatory prepayment requirements under the Credit Agreement to temporarily suspend such prepayments during the term of the financing under the Bridge Credit Agreement, and (iv) consent to the transactions contemplated by the Merger Agreement, Exchange Agreement, Bridge Financing Documents and Commitment Letter and, subject to the terms and conditions of this Amendment, the Lenders have agreed to such extension, waivers and consents; and

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1.  Amendments.  Effective as of the date hereof, upon satisfaction of each of
    ----------
the conditions set forth in Paragraph 4 hereof, the Credit Agreement is hereby
                            -----------
amended as follows (section and exhibit references used below refer to sections of and exhibits to the Credit Agreement):

          (a) The definition of Revolving Loan Maturity Date in Section 1.1 is
                                                                -----------
deleted in its entirety and replaced with the following:

          ""Revolving Loan Maturity Date" means, as to the Revolving Loans,
            ----------------------------
     Letters of Credit (and the related LOC Obligations) and Tranche A Term Loans, August 31, 2002."

          (b) The definition of Tranche B Term Loan Maturity Date in Section 1.1
                                                                     -----------
is deleted in its entirety and replaced with the following:

          ""Tranche B Term Loan Maturity Date" means August 31, 2002."
            ---------------------------------

          (c) Amortization of Revolving Loans.  Section 2.1(f) is deleted in its
              -------------------------------
entirety and replaced with the following provision:

          "(f) All Loans shall be repaid, and the Borrower shall deliver cash collateral to the Agent for the outstanding LOC Obligations, on the Revolving Loan Maturity Date."

          (d) Interest Payments.  The first sentence of Section 3.1(c) is
              -----------------                         --------------
deleted in its entirety and replaced with the following sentence:

     Interest on Loans shall be due and payable in arrears on each Interest Payment Date; provided, however, that (i) all interest otherwise due and
                   --------  -------  ----
     payable on each Interest Payment Date occurring after June 30, 2000 and before the Revolving Loan Maturity Date shall continue to accrue on the applicable Loans from and after such Interest Payment Date and shall become due and payable in arrears on the Revolving Loan Maturity Date subject to the other provisions of this Agreement regarding payments stated as to be made on days which are not Business Days and (ii) notwithstanding the provisions of the immediately foregoing clause (i) of this subsection, in no event is any interest being forgiven with respect to any period of accrual hereunder.

          (e) Section 3.3(b) is amended to add the following new provision to
              -------------
such section immediately following existing clause (vi) thereof:
                                            -----------
          "Notwithstanding anything to the contrary contained in this Section 3.3(b), for so long as any obligations are outstanding or commitments in effect under the Credit Agreement dated as of February 19, 2002 among the Borrower and PhoneTel Technologies, Inc., as borrowers, the Parent and the domestic subsidiaries of the Borrower and the Parent as guarantors and the lenders named therein (the "Bridge Credit Agreement") and the other Loan
                                 -----------------------
     Documents (as defined in the Bridge Credit Agreement), no prepayments of the Loans shall be required under this section."

          (f) Minimum Cumulative EBITDA.   Section 7.2 is deleted in its
              -------------------------    -----------
entirety and replaced with the following provisions:

          7.2  Minimum Cumulative EBITDA. The Credit Parties and their
               -------------------------
          Subsidiaries shall have EBITDA for each period set forth below in an amount not less than the applicable minimum amount set forth below:

               Period Commencing
               January 1, 2002 and
               Ending on the Last Day           Minimum
               of the Following Month      Cumulative EBITDA
               ----------------------      -----------------

               January, 2002                  $ (600,000)
               February, 2002                 $ (700,000)
               March, 2002                    $  200,000
               April, 2002                    $  600,000
               May, 2002                      $1,000,000
               June, 2002                     $1,400,000
               July, 2002                     $2,300,000
               August, 2002                   $3,300,000

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2.  Waiver.  Upon satisfaction of the conditions set forth in Paragraph 4
    ------                                                    -----------
hereof, (a) the Lenders hereby waive the Payment Defaults, effective as of the respective dates such payments were due, (b) the Lenders hereby waive each of the Covenant Violations, effective as of the respective dates, of such violations and (c) the Lenders hereby waive the Representations and Warranties Defaults that have occurred prior to the date hereof, effective as of the date hereof.

3.  Consents. Upon satisfaction of the conditions set forth in Paragraph 4
    --------                                                   -----------
hereof, (a) the Lenders hereby consent to the transactions contemplated by and the execution by the Credit Parties of, in the forms attached hereto, (a) the Merger Agreement, (b) the Exchange Agreement, (c) the Bridge Financing Documents, and (d) subject to definitive documentation approved by the Required Lenders and the Administrative Agent, the loan transactions contemplated by the Commitment Letter.

4.  Conditions Precedent.  The effectiveness of the provisions of Paragraphs 1,
    --------------------                                          ------------
2 and 3 of this Amendment is subject to the receipt by the Administrative Agent
-     -
of (a) counterparts to this Amendment duly executed by each of the Credit Parties and each of the Lenders, (b) fully executed copies of each of the Merger Agreement, the Exchange Agreement, the Bridge Financing Documents and the Commitment Letter, and (c) evidence acceptable to the Administrative Agent that the financial institutions party to, as lenders, the Loan and Security Agreement dated as of November 17, 1999, as amended, for PhoneTel and Cherokee, have executed an amendment, waiver or forbearance with respect to all matured and unmatured defaults which are continuing on the date hereof or are reasonably expected to occur prior to the Revolving Loan Maturity Date (as to be amended hereby).

5.  Ratification of Credit Agreement.  The Credit Agreement, as heretofore
    --------------------------------
amended, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents. Except as expressly described herein, nothing contained in this Amendment shall constitute a waiver of any Default or Event of Default which may have occurred, whether or not known to the Administrative Agent or any Lender, or any right or remedy of the Administrative Agent or any Lender with respect to any such Default or Event of Default, all of which rights and remedies are hereby reserved by the Administrative Agent and the Lenders. It is expressly understood and agreed by the Borrower that nothing contained within this Amendment is intended to or should be construed in any manner as constituting a forgiveness of debt or of any of the obligations under the Credit Agreement and that the provisions of Section 1(a) hereof effect
                                                ------------
merely an extension of the due date of certain payments to the Revolving Loan Maturity Date (as to be amended hereby).

6.  Authority/Enforceability.  Each of the Credit Parties, the Administrative
    ------------------------
Agent and the Lenders represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than that which may have been previously obtained).

7.   No Default.  The Credit Parties represent and warrant to the Lenders that,
     ----------
after giving effect to the waivers contemplated in Paragraph 2 of this
                                                   -----------
Amendment, (a) the representations and warranties of the Credit Parties set forth in Section 4 of the Credit Agreement are true and correct in all material
         ---------
respects as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

8.   Release.   Each Credit Party hereby unconditionally and irrevocably
     -------
remises, acquits, and fully and forever releases and discharges each Lender, the Administrative Agent and the Issuing Lender, and all affiliates, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the "Releases") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releases and which may have arisen at any time on or prior to the effective date hereof and which were in any manner related to this Amendment or any Credit Document or the enforcement or attempted or threatened enforcement by any of the Releases of any of their respective rights, remedies or recourse related thereto (such claims being hereinafter referred to collectively as the "Released Claims"). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releases any action or other proceeding based upon any of the Released Claims.

9.   Counterparts/Telecopy.  This Amendment may be executed in any number of
     ---------------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

10.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
     -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    * * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:                               DAVEL FINANCING COMPANY, L.L.C.,
--------
                                        a Delaware limited liability company

                                        By:  DAVEL COMMUNICATIONS, INC.,
                                             its sole managing member


                                        By:  /s/ Bruce W. Renard
                                           ------------------------------
                                             Name:  Bruce W. Renard
                                             Title:  President

PARENT GUARANTOR:                       DAVEL COMMUNICATIONS, INC.,
----------------
                                        a Delaware corporation


                                        By:   /s/ Bruce W. Renard
                                           ------------------------------
                                              Name:  Bruce W. Renard
                                              Title:  President


SUBSIDIARY GUARANTORS:                  DAVEL COMMUNICATIONS GROUP, INC.,
---------------------
                                        an Illinois corporation

                                        PEOPLES TELEPHONE COMPANY, INC.,
                                        a New York corporation

                                        PEOPLES TELEPHONE COMPANY, INC.,
                                        a New Hampshire corporation

                                        PEOPLES COLLECTORS, INC.,
                                        a Delaware corporation

                                        PTC CELLULAR, INC.,
                                        a Delaware corporation

                                        PTC SECURITY SYSTEMS, INC.,
                                        a Florida corporation

                                        SILVERADO COMMUNICATIONS CORP.,
                                        a Colorado corporation

                                        PEOPLES ACQUISITION CORP.,
                                        a Pennsylvania corporation

                                        TELALEASING ENTERPRISES, INC.,
                                        an Illinois corporation

                                        ADTEC COMMUNICATIONS, INC.,
                                        a Florida corporation

                                        INTERSTATE COMMUNICATIONS, INC.,
                                        a Georgia corporation

                                        T.R.C.A., INC.,
                                        an Illinois corporation

                                        DAVELTEL, INC.,
                                        an Illinois corporation

                                        DAVEL MEXICO, LTD.,
                                        an Illinois corporation

                                        COMMUNICATIONS CENTRAL INC.,
                                        a Georgia corporation

                                        CENTRAL PAYPHONE SERVICES, INC.,
                                        a Georgia corporation

                                        COMMUNICATIONS CENTRAL
                                        OF GEORGIA, INC.,
                                        a Georgia corporation

                                        INVISION TELECOM, INC.,
                                        a Georgia corporation



                                        By:   /s/ Bruce W. Renard
                                           ------------------------------
                                              Name:   Bruce W. Renard
                                              Title:  President

ADMINISTRATIVE AGENT:                   PNC BANK, NATIONAL ASSOCIATION, in its
--------------------
                                        capacities as a Lender and
                                        Administrative Agent and Collateral
                                        Agent

                                        By:   /s/ Michael A. Valerio, Jr.
                                           ----------------------------------
                                              Name:  Michael A. Valerio, Jr.
                                              Title:  Vice President

LENDERS:                                U.S. BANK NATIONAL ASSOCIATION
-------



                                        By:   /s/ David C. Larsen
                                           ------------------------------
                                              Name:  David C. Larsen
                                              Title:  Vice President

                               ARK CLO 2000 I, Limited

                               By:   /s/ Lynn Tilton
                                   -------------------------------
                                    Name:  Lynn Tilton
                                    Title:  Authorized Signatory

                               HELLER FINANCIAL, INC.


                               By:   /s/ Craig Thistlethwaite
                                  ----------------------------------
                                   Name:  Craig Thistlethwaite
                                   Title:  Assistant Vice President

                               BNP PARIBAS



                               By:   /s/ Edward V. Canale
                                   ---------------------------
                                    Name:  Edward V. Canale
                                    Title:  Managing Director



                               By:   /s/ Kathryn B. Quinn
                                   ----------------------------
                                    Name:  Kathryn B. Quinn
                                    Title:  Vice President

                               MORGAN STANLEY DEAN WITTER
                               PRIME INCOME TRUST



                               By:   /s/ Sheila Finnerty
                                  ----------------------------
                                   Name:  Sheila Finnerty
                                   Title:  Executive Director

                               CERBERUS PARTNERS, L.P.

                               By:  Cerberus Associates, L.L.C., as General
                                    Partner



                               By:   /s/ Stephen Feinberg
                                  -------------------------
                                   Name:  Stephen Feinberg
                                   Title: Managing Member

                               AMROC INVESTMENTS, LLC


                               By:   /s/ Marc Lasry
                                  ----------------------------------
                                   Name:  Marc Lasry
                                   Title:  Senior Managing Director